UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 23, 2020

CELLECTAR BIOSCIENCES, INC.
(Exact name of registrant as specified in charter)

Delaware	1-36598	04-3321804
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Campus Drive, Florham Park, New Jersey 07932
(Address of principal executive offices, and zip code)

(608) 441-8120
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.00001	CLRB	NASDAQ Capital Market
Warrant to purchase common stock, expiring April 20, 2021	CLRBZ	NASDAQ Capital Market

Item 1.01 Entry into a Material Definitive Agreement

On December 23, 2020, Cellectar Biosciences, Inc., a Delaware corporation (the “Company”), entered into an underwriting agreement (the “Underwriting Agreement”) with Oppenheimer & Co. Inc. as representative of the several underwriters named therein (the “Representative”). Pursuant to the Underwriting Agreement, the Company agreed to sell to the Representative 18,148,136 shares of common stock (the “Common Shares”), par value $0.00001 per share, of the Company (“Common Stock”) at a public offering price of $1.35 per share of common stock, prior to deducting underwriting discounts and commissions and estimated offering expenses (the “Public Offering”). The Common Shares in the Public Offering were offered pursuant to a registration statement on Form S-3 (File No. 333-244362), which was declared effective by the Securities and Exchange Commission on August 20, 2020.

On December 23, 2020, in a separate concurrent private placement, the Company entered into a Securities Purchase Agreement (the “Purchase Agreement”) with certain purchasers named therein (the “Purchasers”), pursuant to which the Company agreed to issue and sell, 1,518.5180 shares of Series D convertible preferred stock (the “Preferred Shares”). The Preferred Shares are convertible into a number of shares of common stock equal to $13,500 divided by $1.35 (or 10,000 shares of common stock for each share of Series D Preferred Stock converted), at a price of $13,500 per share of Series D Preferred Stock (the “PIPE” and together with the Public Offering, the “Offerings”). The Preferred Shares will only be convertible into common stock upon receipt of stockholder approval of the issuance of the underlying shares of common stock (“Stockholder Approval”) as required by Nasdaq Marketplace Rule 5635(d) at a special stockholder meeting to be called for that purpose. The Preferred Sharers and the shares of our common stock issuable upon the exercise of the Series D Preferred Stock issued in the PIPE were offered pursuant to the exemption provided in Section 4(a)(2) under the Securities Act of 1933, as amended (the “Securities Act”) and Rule 506(b) promulgated thereunder.

The net proceeds of the Offerings to the Company, after deducting the underwriting discounts and commissions, placement agency fees and estimated offering expenses payable by the Company were approximately $41.4 million.

The Underwriting Agreement also contains representations, warranties, indemnification and other provisions customary for transactions of this nature. Pursuant to the Underwriting Agreement, the Company and its directors and officers agreed, subject to certain exceptions, not to offer, issue or sell any shares of common stock or securities convertible into or exercisable or exchangeable for shares of common stock for a period of ninety (90) days following December 28, 2020 without the prior written consent of the Representative.

Pursuant to the Purchase Agreement, the Company has agreed to hold a special meeting of stockholders at the earliest practical date in any event on or before March 31, 2021 for the purpose of obtaining Stockholder Approval. In connection with the entry into the Purchase Agreement, the Company and the Purchasers entered into a registration rights agreement (the “Registration Rights Agreement”), pursuant to which the Company is required to file a registration statement on Form S-1 or Form S-3 within 30 calendar days of the closing of the PIPE to provide for the resale of the shares of Common Stock issuable upon the exercise of the Preferred Shares. The Company will be obligated to use its reasonable best efforts to keep any registration statement effective until the earlier of (i) the date on which the shares of Common Stock issuable upon the exercise of the Preferred Shares subject to the registration statement may be sold without registration pursuant to Rule 144 under the Securities Act, or (ii) the date on which all of the shares of Common Stock subject to the registration statement have been sold under the registration statement or pursuant to Rule 144 under the Securities Act or any other rule of similar effect.

The foregoing summaries of the Underwriting Agreement, Securities Purchase Agreement and Registration Rights Agreement do not purport to be complete and are subject to, and qualified in their entirety by, such documents, which are incorporated herein by reference.

This Current Report on Form 8-K does not constitute an offer to sell any securities or a solicitation of an offer to buy any securities, nor shall there be any sale of any securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

A copy of the opinion of Michael Best & Friedrich LLP relating to the legality of the issuance and sale of the Shares is attached as Exhibit 5.1 hereto.

Item 3.02	UNREGISTERED SALE OF SECURITIES

The information contained in Item 1.01 of this Current Report on Form 8-K in relation to the Preferred Shares is incorporated by reference in this Item 3.02.

Item 5.03	AMENDMENT TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

In connection with the closing of the PIPE on December 28, 2020 discussed in Item 1.01 above, on December 23, 2020, the Company filed a Certificate of Designation of Preferences, Rights and Limitations of the Series D Preferred (the “Certificate of Designation”) with the Secretary of State of the State of Delaware.

With certain exceptions, as described in the Certificate of Designation, the Preferred Shares have no voting rights. However, as long as any Preferred Shares remain outstanding, the Certificate of Designation provides that the Company shall not, without the affirmative vote of holders of a majority of the then outstanding Preferred Shares, (a) alter or change adversely the powers, preferences or rights given to the Series D Preferred Stock or alter or amend the Certificate of Designation, (b) amend our certificate of incorporation or other charter documents in any manner that adversely affects any rights of the holders of Series D Preferred Stock, (c) increase the number of authorized shares of Series D Preferred Stock or (d) enter into any agreement with respect to any of the foregoing.

Item 7.01	REGULATION FD DISCLOSURE

On December 23, 2020, the Company issued a press release announcing the pricing of the Offerings. A copy of the press release is furnished as Exhibit 99.1 and is incorporated by reference herein.

On December 28, 2020, the Company issued a press release announcing the closing of the Offerings. A copy of the press release is furnished as Exhibit 99.2 and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
1.1*	Form of Underwriting Agreement
3.1*	Form of Certificate of Designation of Series D Preferred Stock
4.1*	Form of Series D Preferred Stock Certificate
5.1*	Opinion of Michael Best & Friedrich LLP
10.1*	Form of Securities Purchase Agreement
10.2*	Form of Registration Rights Agreement
99.1*	Press release dated December 23, 2020 titled “Cellectar Biosciences Announces Pricing of $24.5 Million Underwritten Public Offering and $20.5 Million Concurrent Private Placement”
99.2*	Press release dated December 28, 2020 titled “Cellectar Biosciences Announces Closing of $24.5 Million Underwritten Public Offering and $20.5 Million Concurrent Private Placement”

* Filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 28, 2020	CELLECTAR BIOSCIENCES, INC.

	By:	/s/ Dov Elefant
		Name:	Dov Elefant
		Title:	Chief Financial Officer

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